Item 1. Report to Shareholders

DECEMBER 31, 2004

DIVIDEND GROWTH FUND

Annual Report

T. ROWE PRICE

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund
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account at troweprice.com for more information.
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T. ROWE PRICE DIVIDEND GROWTH FUND
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Fellow Shareholders

The stock market finished the year strongly, up 9.23% in the fourth quarter and 10.88% for the year, as measured by the Standard & Poor's 500 Stock Index. Bucking headwinds generated by higher oil prices, large budget and trade deficits, and continued geopolitical conflict, investors focused instead on solid earnings growth, relatively low interest rates, and managements' renewed commitment to returning money to shareholders via dividends.

Overall, this was a favorable environment for your fund even though large, high-quality growth companies were not performance leaders. As has been the case for several years, small- and mid-cap stocks outperformed large-cap, and value outperformed growth. Traditional value-oriented areas such as energy, materials, industrials, and utilities did very well, while more traditional growth areas including health care and information technology lagged.

The cut in taxes on dividends continued to bear fruit, which is positive for your fund. The S&P 500 recorded 269 dividend increases in 2004, up from 240 in 2003 and the most since 1998. Altogether 376 companies in the index now pay dividends compared with 351 two years ago. Within the index, financial companies posted the most dividend increases (70 of 81 companies), followed by consumer discretionary and industrials. Even among the index's information technology companies, there were 16 dividend increases, including Microsoft's $33 billion special payout.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Dividend Growth Fund                         8.90%        11.90%

S&P 500 Stock Index                          7.19         10.88

Lipper Multi-Cap Core Funds Index            8.01         12.39

Your fund performed well in the second half with a return of 8.90%, surpassing the broad market represented by the S&P 500 as well as its Lipper peer group index. For the year, the fund's 11.90% return exceeded the broad market but not that of the peer group index.

PERFORMANCE REVIEW

Top contributors for the second half of the year generally fell into the energy, materials, telecommunications services, and consumer discretionary sectors. The fund's energy holdings did well as oil climbed to $55 a barrel in October. In particular, Diamond Offshore and ExxonMobil
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(the fund's second-largest position) performed well. For Diamond Offshore, higher oil prices led to increased demand at higher day-rates for the company's drilling rigs. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents of the portfolio.)

Potash Corporation, a fertilizer company, and Nucor Steel, a leading steel manufacturer, benefited greatly from an imbalance in demand versus supply in their respective markets. As a result, both companies enjoyed pricing power not seen in years. Our enthusiasm for these stocks has subsequently waned due to their spectacular performance, so we trimmed our positions.

Reflecting healthy consumer spending throughout most of 2004, stocks of Target, Home Depot, and Carnival all enjoyed strong returns. These companies offer their customers a quality product at affordable prices, which is generally a recipe for success. In addition, Carnival is benefiting from its undisputed title as industry leader following its purchase of Princess Cruise Lines.

SECTOR DIVERSIFICATION

                                       Percent of    Percent of
                                       Net Assets    Net Assets
                                          6/30/04      12/31/04
--------------------------------------------------------------------------------
Financials                                  24.2%         22.9%

Consumer Discretionary                      13.9          15.4

Industrials and Business Services           14.9          14.4

Information Technology                      11.4          10.5

Energy                                       7.6           8.0

Health Care                                  9.6           7.9

Consumer Staples                             7.5           7.9

Telecommunications Services                  4.5           5.7

Materials                                    2.5           3.2

Cash                                         2.7           2.5

Utilities                                    1.2           1.6
--------------------------------------------------------------------------------

Total                                      100.0%        100.0%

Historical weightings reflect current industry/sector classifications.

Telecommunications services, and our large holdings in Sprint and Vodafone in particular, performed admirably in the second half of the year. The companies appreciated because of solid quarterly earnings and a growing recognition that their stocks were inexpensive. In addition, prospects for another round of consolidation in the industry buoyed share prices. We wrote about Sprint in our mid-year letter as a new addition. We liked the company's improved growth prospects, particularly at a share price of $18. Following two quarters of solid performance, the stock now trades at $24, and the company has a merger agreement in place with Nextel Communications. The merger will create the third-largest wireless operator in the U.S. (behind Cingular Wireless and Verizon Communications), and we are optimistic about the combined company's prospects.

Holdings that generally detracted from performance included pharmaceuticals and insurance companies. Among the former, Pfizer, one of our top-10 positions, had a rough year. Pharmaceutical stocks in general have not been this inexpensive since the early 1990s when the Clinton administration's health care reform initiative frightened investors, but the large drug companies' fundamental prospects are not as attractive as they were then. The companies are larger, which makes growth more difficult. Generally speaking, soft new-product pipelines, significant patent expirations, increased government scrutiny of drug prices, and litigation concerns have put extreme pressure on these companies. Pfizer is a case in point. Despite delivering record sales and earnings for the year, the company was hampered by fallout from rival Merck's problems with pain drug Vioxx. Subsequent to Merck's pulling Vioxx from the market, new studies indicated Pfizer's competing drug Celebrex had similar (though not as severe) cardiovascular safety concerns. While it has not caused Pfizer to remove the drug from the market, the reaction has been harsh. Prescriptions have declined, trial attorneys have filed scores of lawsuits, and the stock market has punished the stock. Pfizer remains inexpensive (11.8 times 2005 estimated earnings) but still carries risk given the challenging industry environment as well as patent exposure on some of its key drugs a few years away. We sold a fair bit of Pfizer in the second half, much of it before the Celebrex news. While we are unlikely to completely abandon our position, we are not comfortable with it as a top-10 holding.

Financials, the fund's largest sector exposure, posted a generally lackluster year amid uncertainties over inflation and interest rates. Major bank holdings Citigroup and State Street were basically flat for 2004, while U.S. Bancorp rose modestly. Insurance was a difficult investment area in the second half of the year. While prospects of higher interest rates hurt the group, the New York attorney general's office caused the most headaches. AIG and St. Paul Companies suffered flesh wounds while Marsh & McLennan took a full body blow. An investigation that focused on the insurance brokerage business and so-called "contingent commissions" sent the shares of Marsh & McLennan from $43 to $24 over the course of several days. We added to the stock on the break, believing the company's earning power to be in the $2.50-$3.00 range by 2006. In fact, signs are that the company is retaining most of its customers, and the stock has rebounded into the low $30s.

PORTFOLIO CHANGES

We increased our exposure to the telecommunications sector in the second half of the year by adding Canadian service provider Telus to the portfolio. Telus is focusing on its faster-growing wireless business in an industry structure that is improving with consolidation. In addition, wireless penetration in the Canadian market is only 47% (versus 60% for the U.S.), which provides for an above-average growth opportunity for the foreseeable future. We anticipate the company will translate single-digit top-line growth into double-digit bottom-line growth while also generating a large amount of free cash flow, which it is using for dividend growth and share repurchases. Telus, even after appreciating 15% since our purchase, trades at just 5.4 times 2005 estimated cash flow.

We took a position in Wal-Mart in the back half of 2004. Many investors are unaware that Wal-Mart has a terrific record of dividend growth even though its current yield is less than 1%. The dividend has been raised every year since 1974. The company's share price struggled in 2004 because of tough competition (partly from another of our favorites, Target Stores) as well as the effect of higher oil prices on consumers' discretionary income. Unimpressive comparable store sales provided an opportunity to purchase this world-class retailer at an attractive price. We bought the stock at 20 times 2005 earnings per share (EPS), a modest premium to the "market multiple" but well below the 10%-15% premium the company generally commands. We believe Wal-Mart's sales weakness is transitory; in fact, the company reaffirmed its sales and earnings estimates following the holiday season. In the meantime, oil has eased below $50 per barrel, which should bode well for discretionary spending.

With a 70% market share of the slot machine business, International Game Technology is the "arms dealer" to gaming companies around the world. The global proliferation of gaming provides an opportunity for this company to continue its impressive growth record. While international markets have not been a huge part of its business to date, the company has made good progress in Asia and is eyeing the rapidly growing Macau market. New domestic markets in California and Pennsylvania are set to benefit IGT in late 2005 into 2006. We bought the stock for 20 times forward EPS (down from 25 times), a reasonable price we believe for a company growing 15%-20% per year and generating a 20% return on invested capital. Additionally, the company has proven willing to return capital to shareholders through aggressive share repurchases as well as dividend growth.

International Paper (IP), the world's largest paper and forest products company, was the fund's largest addition in the second half of 2004. Materials and commodity-based sectors generally did well in 2004, but paper was an exception. While the paper group has begun to see some pricing power over the last year and supply conditions appear favorable, rising input costs and slow demand growth have kept profits somewhat below expectations. We are of the opinion that IP will show tremendous earnings leverage to a pricing recovery in almost all of the commodity paper and packaging grades. In the meantime, the company is doing what it can--selling non-core assets, using free cash flow to pay down excess debt, and cutting costs aggressively. We feel the company has mid-cycle earnings power in the range of $3.75, and with the stock in the low $40 range (with a 2.5% yield) IP is trading at a significant discount to its timberland and paper net asset value.

During the second half, we eliminated the rest of our positions in Nordstrom and Starwood Hotels & Resorts Worldwide. Both were terrific performers for the portfolio but had risen to levels where their risk/reward potential was no longer favorable, in our opinion.

We continued to reduce our REIT exposure during the period, eliminating one of our holdings, Duke Realty, and trimming another, Vornado Realty Trust. We have nothing against the companies, but our view of the sector grew increasingly bearish after it chalked up another spectacular year in 2004. The long period of low interest rates and skyrocketing real estate values have driven REIT prices to a premium to net asset value (NAV) not seen in years. We redeployed some of the proceeds into utilities, another higher-yielding sector, in particular by adding to our position in NiSource, a gas utility holding company. Finally, we took advantage of strength in materials stocks such as Nucor and Potash to trim the positions and reinvest the proceeds in areas we felt offered better value.

OUTLOOK

We are cautiously optimistic as we head into 2005. Despite the sell-off under way in early January, a normal market return of 5%-7% for the year seems reasonable, matching the expected earnings growth for the S&P 500 in 2005. We believe the greatest value lies in larger-cap securities, which again trailed their small- and mid-cap brethren in 2004. Dividend-paying stocks in particular should gain more attention as prospects for lower total returns become a reality. We have written much about the significant historical contribution to total return provided by dividends. As always, we will seek companies offering an attractive combination of earnings and dividend growth whose prices reflect attractive valuations.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

January 19, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.
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RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund's share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock's price.

Beta: A measure of the market risk of a stock showing how responsive it is to a given market index, such as the S&P 500 Stock Index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Risk/reward: The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Standard & Poor's Stock Ratings: A computerized scoring system based on per share earnings and dividend records of the most recent 10 years and measured against a matrix derived from the scores of a large and representative sample of stocks.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-capitalization U.S. companies.
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T. ROWE PRICE DIVIDEND GROWTH FUND
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PORTFOLIO HIGHLIGHTS
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TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------

Citigroup                                                                   2.4%

ExxonMobil                                                                  2.2

GE                                                                          2.1

Vodafone                                                                    1.7

Target                                                                      1.7
--------------------------------------------------------------------------------

State Street                                                                1.6

U.S. Bancorp                                                                1.6

Microsoft                                                                   1.5

Pfizer                                                                      1.4

Tyco International                                                          1.4
--------------------------------------------------------------------------------

Altria Group                                                                1.3

Home Depot                                                                  1.3

XL Capital                                                                  1.3

Viacom                                                                      1.3

Wyeth                                                                       1.2
--------------------------------------------------------------------------------

Sprint                                                                      1.2

Carnival                                                                    1.2

Diamond Offshore Drilling                                                   1.2

Verizon Communications                                                      1.2

UPS                                                                         1.2
--------------------------------------------------------------------------------

Union Pacific                                                               1.2

St. Paul Companies                                                          1.2

Johnson & Johnson                                                           1.1

Roper Industries                                                            1.1

American Express                                                            1.1
--------------------------------------------------------------------------------

Total                                                                      35.7%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

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T. ROWE PRICE DIVIDEND GROWTH FUND
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PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/04

Largest Purchases                       Largest Sales
--------------------------------------------------------------------------------

International Paper *                   Pfizer

Clear Channel Communications *          Duke Realty **

Telus *                                 Nucor

Mattel *                                ARAMARK

Wal-Mart *                              SBC Communications **

SBC Communications *                    Hasbro **

International Game Technology *         Vornado Realty Trust

NiSource                                Adobe Systems **

State Street                            Amerada Hess

Time Warner                             Applied Materials **


 * Position added

** Position eliminated

T. ROWE PRICE DIVIDEND GROWTH FUND
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GROWTH OF $10,000
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

As of 12/31/04

Dividend Growth Fund    $29,240

S&P 500 Stock Index     $31,258

Lipper Multi-Cap Core Funds Index     $28,721


                   Dividend Growth            S&P 500           Lipper Multi-Cap
                         Fund               Stock Index         Core Funds Index

12/94                 $10,000                $10,000                $10,000

12/95                  13,175                 13,758                 13,221

12/96                  16,516                 16,917                 15,927

12/97                  21,598                 22,561                 20,112

12/98                  24,846                 29,008                 23,871

12/99                  24,145                 35,112                 28,828

12/00                  26,573                 31,915                 27,866

12/01                  25,606                 28,122                 24,868

12/02                  20,877                 21,907                 19,461

12/03                  26,132                 28,190                 25,555

12/04                  29,240                 31,258                 28,721


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

Dividend Growth Fund                        11.90%          3.90%         11.33%

S&P 500 Stock Index                         10.88          -2.30          12.07

Lipper Multi-Cap Core Funds Index           12.39          -0.07          11.13

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE DIVIDEND GROWTH FUND
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                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   7/1/04         12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Actual                          $1,000.00        $1,089.00                 $4.10

Hypothetical (assumes 5%
return before expenses)          1,000.00         1,021.22                  3.96

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.78%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

T. ROWE PRICE DIVIDEND GROWTH FUND
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FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                    Year
                                   Ended
                                12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period            $  20.72   $ 16.76   $ 20.79   $ 21.88   $ 20.21

Investment activities

  Net investment income (loss)     0.26      0.22      0.20      0.27      0.30

  Net realized and
  unrealized gain (loss)           2.19      3.97     (4.03)    (1.08)     1.71

  Total from
  investment activities            2.45      4.19     (3.83)    (0.81)     2.01

Distributions

  Net investment income           (0.25)    (0.23)    (0.20)    (0.28)    (0.29)

  Net realized gain                    -         -         -        -     (0.05)

  Total distributions             (0.25)    (0.23)    (0.20)    (0.28)    (0.34)

NET ASSET VALUE

End of period                  $  22.92   $ 20.72   $ 16.76   $ 20.79   $ 21.88
                               -------------------------------------------------

Ratios/Supplemental Data

Total return^                     11.90%    25.17%  (18.47)%   (3.64)%    10.06%

Ratio of total expenses to
average net assets                 0.78%     0.83%     0.83%     0.82%     0.81%

Ratio of net investment
income (loss) to average
net assets                         1.21%     1.25%     1.08%     1.31%     1.43%

Portfolio turnover rate            16.5%     17.5%     20.4%     34.9%     35.7%

Net assets, end of period
(in millions)                  $    754   $   695   $   531   $   692   $   751

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

PORTFOLIO OF INVESTMENTS (1)                             Shares            Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   97.5%


CONSUMER DISCRETIONARY   15.4%


Hotels, Restaurants & Leisure   1.7%

Carnival                                                160,000            9,221

International Game Technology                           100,000            3,438

                                                                          12,659

Household Durables   0.4%

Newell Rubbermaid                                       125,000            3,024

                                                                           3,024

Leisure Equipment & Products   0.7%

Mattel                                                  270,000            5,262

                                                                           5,262

Media   7.8%

Clear Channel Communications                            140,000            4,689

Disney                                                  220,000            6,116

EchoStar Communications, Class A                        110,000            3,657

McGraw-Hill                                              82,500            7,552

Meredith                                                 85,000            4,607

New York Times, Class A                                 175,000            7,140

Omnicom                                                  87,500            7,378

Time Warner *                                           400,000            7,776

Viacom, Class B                                         265,000            9,643

                                                                          58,558

Multiline Retail   2.7%

Family Dollar Stores                                    260,000            8,120

Target                                                  245,000           12,723

                                                                          20,843

Specialty Retail   2.1%

Home Depot                                              235,000           10,044

Ross Stores                                             205,000            5,918

                                                                          15,962

Total Consumer Discretionary                                             116,308

CONSUMER STAPLES   7.9%

Beverages   0.9%

PepsiCo                                                 135,000            7,047

                                                                           7,047

Food & Staples Retailing   2.3%

Sysco                                                   130,000            4,962

Wal-Mart                                                 85,000            4,490

Walgreen                                                195,000            7,482

                                                                          16,934

Food Products   2.3%

General Mills                                           150,000            7,456

McCormick                                               170,000            6,562

Unilever N.V. (GBP)                                     360,000            3,528

                                                                          17,546

Household Products   0.3%

Colgate-Palmolive                                        50,000            2,558

                                                                           2,558

Personal Products   0.8%

Estee Lauder, Class A                                   125,000            5,721

                                                                           5,721

Tobacco   1.3%

Altria Group                                            165,000           10,082

                                                                          10,082

Total Consumer Staples                                                    59,888


ENERGY   8.0%

Energy Equipment & Services   2.2%

Baker Hughes                                            170,000            7,254

Diamond Offshore Drilling                               230,000            9,211

                                                                          16,465

Oil & Gas   5.8%

Amerada Hess                                             40,000            3,295

BP ADR                                                  140,000            8,176

ChevronTexaco                                           150,000            7,877

ExxonMobil                                              325,000           16,659

Total ADR                                                70,000            7,689

                                                                          43,696

Total Energy                                                              60,161


FINANCIALS   22.9%

Capital Markets   5.2%

Bank of New York                                        170,000            5,681

Mellon Financial                                        245,000            7,622

Morgan Stanley                                          110,000            6,107

State Street                                            245,000           12,035

Waddell & Reed Financial, Class A                       320,000            7,645

                                                                          39,090

Commercial Banks   2.9%

Fifth Third Bancorp                                      30,000            1,418

U.S. Bancorp                                            380,000           11,902

Wells Fargo                                             135,000            8,390

                                                                          21,710

Consumer Finance   1.6%

American Express                                        150,000            8,456

SLM Corporation                                          65,000            3,470

                                                                          11,926

Diversified Financial Services   3.0%

Citigroup                                               375,000           18,068

Principal Financial Group                               110,000            4,503

                                                                          22,571

Insurance   5.7%

American International Group                            125,000            8,209

Genworth Financial, Class A                             100,000            2,700

Hartford Financial Services                              65,000            4,505

Marsh & McLennan                                        200,000            6,580

Prudential                                               50,000            2,748

St. Paul Companies                                      235,000            8,711

XL Capital                                              125,000            9,706

                                                                          43,159

Real Estate   2.2%

Archstone-Smith Trust, REIT                             145,000            5,554

Cousins Properties, REIT                                135,000            4,086

Vornado Realty Trust, REIT                               90,000            6,852

                                                                          16,492

Thrifts & Mortgage Finance   2.3%

Fannie Mae                                               92,500            6,587

Freddie Mac                                              90,000            6,633

Radian                                                   80,000            4,259

                                                                          17,479

Total Financials                                                         172,427


HEALTH CARE   7.9%

Biotechnology   0.6%

MedImmune *                                             150,000            4,067

                                                                           4,067

Health Care Equipment & Supplies   1.3%

Dentsply International                                  100,000            5,620

Medtronic                                                90,000            4,470

                                                                          10,090

Health Care Providers & Services   0.6%

HCA                                                     115,000            4,595

                                                                           4,595

Pharmaceuticals   5.4%

Abbott Laboratories                                     110,000            5,131

Bristol Myers Squibb                                    155,000            3,971

Eli Lilly                                                50,000            2,838

Johnson & Johnson                                       135,000            8,562

Pfizer                                                  400,000           10,756

Wyeth                                                   220,000            9,370

                                                                          40,628

Total Health Care                                                         59,380


INDUSTRIALS & BUSINESS SERVICES   14.4%

Aerospace & Defense   3.3%

General Dynamics                                         40,000            4,184

Honeywell International                                 150,000            5,312

Lockheed Martin                                         150,000            8,332

Rockwell Collins                                        175,000            6,902

                                                                          24,730

Air Freight & Logistics   1.8%

C.H. Robinson Worldwide                                  40,000            2,221

Expeditors International of Washington                   52,500            2,934

UPS, Class B                                            102,500            8,759

                                                                          13,914

Building Products   1.0%

Masco                                                   200,000            7,306

                                                                           7,306

Commercial Services & Supplies   1.2%

ARAMARK, Class B                                         75,000            1,988

Waste Management                                        250,000            7,485

                                                                           9,473

Industrial Conglomerates   4.7%

GE                                                      430,000           15,695

Roper Industries                                        140,000            8,508

Teleflex                                                  5,800              302

Tyco International                                      300,000           10,722

                                                                          35,227

Machinery   1.3%

Danaher                                                  90,000            5,167

Pall                                                    150,000            4,342

                                                                           9,509

Road & Rail   1.1%

Union Pacific                                           130,000            8,743

                                                                           8,743

Total Industrials & Business Services                                    108,902


INFORMATION TECHNOLOGY   10.5%


Communications Equipment   0.5%

Cisco Systems *                                         180,000            3,474

                                                                           3,474

Computers & Peripherals   2.1%

Dell *                                                  130,000            5,478

Diebold                                                 115,000            6,409

Hewlett-Packard                                         200,000            4,194

                                                                          16,081

Electronic Equipment & Instruments   1.0%

Jabil Circuit *                                         100,000            2,558

Molex, Class A                                          200,000            5,330

                                                                           7,888

IT Services   2.9%

Automatic Data Processing                               100,000            4,435

Certegy                                                 160,000            5,685

First Data                                              175,000            7,444

Paychex                                                 120,000            4,090

                                                                          21,654

Semiconductor & Semiconductor Equipment   2.0%

Intersil Holding, Class A                               225,000            3,767

Linear Technology                                       120,000            4,651

Texas Instruments                                       210,000            5,170

Xilinx                                                   55,000            1,631

                                                                          15,219

Software   2.0%

Jack Henry & Associates                                 175,000            3,484

Microsoft                                               425,000           11,352

                                                                          14,836

Total Information Technology                                              79,152


MATERIALS   3.2%

Chemicals   1.8%

Dow Chemical                                            110,000            5,446

Potash Corp./Saskatchewan                                92,500            7,683

                                                                          13,129

Metals & Mining   0.7%

Nucor                                                   100,000            5,234

                                                                           5,234

Paper & Forest Products   0.7%

International Paper                                     130,000            5,460

                                                                           5,460

Total Materials                                                           23,823


TELECOMMUNICATION SERVICES   5.7%

Diversified Telecommunication Services   4.0%

Alltel                                                  100,000            5,876

Sprint                                                  375,000            9,318

Telus                                                   200,000            5,780

Verizon Communications                                  225,000            9,115

                                                                          30,089

Wireless Telecommunication Services   1.7%

Vodafone ADR                                            475,000           13,006

                                                                          13,006

Total Telecommunication Services                                          43,095


UTILITIES   1.6%

Electric Utilities   0.6%

Pinnacle West Capital                                    90,000            3,997

                                                                           3,997

Gas Utilities   1.0%

NiSource                                                340,000            7,745

                                                                           7,745

Total Utilities                                                           11,742


Total Common Stocks (Cost  $525,675)                                     734,878


SHORT-TERM INVESTMENTS   2.1%


Money Market Fund   2.1%

T. Rowe Price Reserve Investment Fund, 2.28% #!      16,012,379           16,012


Total Short-Term Investments (Cost  $16,012)                              16,012

Total Investments in Securities

99.6% of Net Assets (Cost $541,687)                                     $750,890
                                                                        --------

 (1) Denominated in U.S. dollars unless otherwise noted

   # Seven-day yield

   * Non-income producing

   ! Affiliated company - See Note 4

 ADR American Depository Receipts

 GBP British pound

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $16,012)                           $        16,012

  Non-affiliated companies (cost $525,675)                              734,878

  Total investments in securities                                       750,890

Other assets                                                              5,701

Total assets                                                            756,591

Liabilities

Total liabilities                                                         2,816

NET ASSETS                                                      $       753,775
                                                                ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                      $           269

Undistributed net realized gain (loss)                                       (6)

Net unrealized gain (loss)                                              209,203

Paid-in-capital applicable to 32,892,372 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                         544,309

NET ASSETS                                                      $       753,775
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         22.92
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Income

  Dividend                                                      $        14,076

  Securities lending                                                          7

  Total income                                                           14,083

Expenses

  Investment management                                                   3,632

  Shareholder servicing                                                   1,627

  Custody and accounting                                                    119

  Prospectus and shareholder reports                                         82

  Registration                                                               39

  Legal and audit                                                            14

  Directors                                                                   6

  Miscellaneous                                                               9

  Total expenses                                                          5,528

Net investment income (loss)                                              8,555

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                             20,554

  Foreign currency transactions                                              (5)

  Net realized gain (loss)                                               20,549

Change in net unrealized gain (loss) on securities                       51,147

Net realized and unrealized gain (loss)                                  71,696

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $        80,251
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                            Year
                                                           Ended
                                                        12/31/04        12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                       $    8,555       $   7,368

  Net realized gain (loss)                               20,549          (2,244)

  Change in net unrealized gain (loss)                   51,147         131,897

  Increase (decrease) in net assets
  from operations                                        80,251         137,021

Distributions to shareholders

  Net investment income                                  (8,286)         (7,544)

Capital share transactions *

  Shares sold                                           108,886         113,468

  Distributions reinvested                                7,772           7,013

  Shares redeemed                                      (129,907)        (86,163)

  Increase (decrease) in net assets
  from capital share transactions                       (13,249)         34,318

Net Assets

Increase (decrease) during period                        58,716         163,795

Beginning of period                                     695,059         531,264

End of period                                        $  753,775       $ 695,059
                                                     --------------------------

(Including undistributed net investment income of $269 at 12/31/04 and $0 at 12/31/03)

*Share information

    Shares sold                                           5,139           6,222

    Distributions reinvested                                358             378

    Shares redeemed                                      (6,147)         (4,759)

    Increase (decrease) in shares outstanding              (650)          1,841

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Dividend Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 30, 1992. The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $18,000 for the year ended December 31, 2004.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $1,263,000, represents 9.0% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2004, there were no securities on loan.

Other
Purcases and sales of portfolio securities, other than short-term securities, aggregated $113,802,000 and $121,790,000 respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 totaled $8,286,000 and were characterized as ordinary income. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                        $    221,926,000

Unrealized depreciation                                             (12,729,000)

Net unrealized appreciation (depreciation)                          209,197,000

Undistributed ordinary income                                           269,000

Paid-in capital                                                     544,309,000

Net assets                                                     $    753,775,000
                                                               ----------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $20,234,000 of capital loss carryforwards.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

Undistributed net realized gain                                $       (321,000)

Paid-in capital                                                         321,000

At December 31, 2004, the cost of investments for federal income tax purposes was $541,693,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $322,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $64,000 for Price Associates, $754,000 for T. Rowe Price Services, Inc., and $484,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $143,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $222,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $16,012,000 and $20,527,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 96,070 shares of the fund, representing less than 1% of the fund's net assets.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Dividend Growth Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Baltimore, Maryland

February 11, 2005

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $1,000 from short-term capital gains,

o $320,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $8,556,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $8,556,000 of the fund's income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of
T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1992

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1992                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1996-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1999-2003); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

James A.C. Kennedy, CFA       Director and Vice President, T. Rowe Price and
(1953)                        T. Rowe Price Group, Inc.; Director, T. Rowe
1997                          Price Global Investment Services Limited and
[43]                          T. Rowe Price International, Inc.

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1992                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Dividend Growth Fund

* Each inside director serves until retirement, resignation, or election of a successor.


Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, Dividend Growth Fund    Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, Dividend Growth Fund         Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, Dividend Growth Fund    Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer,               President, T. Rowe Price; Vice
Dividend Growth Fund                    President, T. Rowe Price Investment
                                        Services, Inc., and T. Rowe Price Group,
                                        Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

David R. Giroux, CFA (1975)             Vice President, T. Rowe Price and
Vice President, Dividend Growth Fund    T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, Dividend Growth Fund    T. Rowe Price Trust Company

Michael W. Holton (1968)                Vice President, T. Rowe Price and
Vice President, Dividend Growth Fund    T. Rowe Price Group, Inc.

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, Dividend Growth Fund    Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Thomas J. Huber, CFA (1966)             Vice President, T. Rowe Price and
President, Dividend Growth Fund         T. Rowe Price Group, Inc.

David M. Lee, CFA (1962)                Vice President, T. Rowe Price and
Vice President, Dividend Growth Fund    T. Rowe Price Group, Inc.

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, Dividend Growth Fund         and T. Rowe Price Investment Services,
                                        Inc.

Timothy E. Parker (1974)                Vice President, T. Rowe Price and
Vice President, Dividend Growth Fund    T. Rowe Price Group, Inc.; formerly
                                        student, Darden Graduate School,
                                        University of Virginia (to 2001);
                                        Financial Analyst, Robert W. Baird & Co.
                                        Inc. (to 1999)

Donald J. Peters (1959)                 Vice President, T. Rowe Price and
Vice President, Dividend Growth Fund    T. Rowe Price Group, Inc.

Karen M. Regan (1967)                   Vice President, T. Rowe Price
Vice President, Dividend Growth Fund

Jeffrey Rottinghaus, CPA (1970)         Vice President, T. Rowe Price and
Vice President, Dividend Growth Fund    T. Rowe Price Group, Inc.; formerly
                                        student, the Wharton School, University
                                        of Pennsylvania (to 2001); Information
                                        Technology Consultant, Kelly-Lewey &
                                        Associates (to 1999)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

William J. Stromberg, CFA (1960)        Vice President, T. Rowe Price, T. Rowe
Vice President, Dividend Growth Fund    Price Group, Inc., and T. Rowe Price
                                        Trust Company

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Dividend Growth Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $7,530                $9,265
     Audit-Related Fees                       1,050                   516
     Tax Fees                                 2,042                 2,406
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Dividend Growth Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005